                                                                Sub-Item 77Q1(e)

                                AMENDMENT NO. 1
                                       TO
                             SUB-ADVISORY CONTRACT

   This Amendment dated as of January 23, 2012, amends the Sub-Advisory Contract (the "Contract"), dated June 1, 2010, by and among Invesco Advisers, Inc. (the "Adviser") and each of Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

   WHEREAS, the parties agree to amend the Agreement to (i) change the name of Invesco California Insured Municipal Income Trust, Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities and Invesco Insured Municipal Trust to Invesco California Municipal Income Trust, Invesco California Municipal Securities, Invesco Value Municipal Bond Trust, Invesco Value Municipal Income Trust, Invesco Value Municipal Securities and Invesco Value Municipal Trust, respectively, and to (ii) remove Invesco Prime Income Trust;

   NOW, THEREFORE, the parties agree as follows;

   1. Exhibit I to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT I

                                     FUNDS

     Invesco California Insured Municipal Income Trust
     Invesco California Quality Municipal Securities
     Invesco Insured California Municipal Securities
     Invesco Insured Municipal Bond Trust
     Invesco Insured Municipal Income Trust
     Invesco Insured Municipal Securities
     Invesco Insured Municipal Trust
     Invesco Municipal Income Opportunities Trust
     Invesco Municipal Income Opportunities Trust II
     Invesco Municipal Income Opportunities Trust III
     Invesco Municipal Premium Income Trust
     Invesco New York Quality Municipal Securities
     Invesco Prime Income Trust
     Invesco Quality Municipal Income Trust
     Invesco Quality Municipal Investment Trust
     Invesco Quality Municipal Securities"

                                   EXHIBIT II

                           ADDRESSES OF SUB-ADVISERS

Invesco Asset Management Deutschland GmbH
An der Welle 5, 1st Floor
Frankfurt, Germany 60322

Invesco Asset Management Limited
30 Finsbury Square
London, United Kingdom
EC2A 1AG
ENGLAND

Invesco Asset Management (Japan) Limited
25th Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025

Invesco Australia Limited
333 Collins Street, Level 26
Melbourne Victoria 3000, Australia

Invesco Hong Kong Limited
32nd Floor
Three Pacific Place
1 Queen's Road East
Hong Kong

Invesco Senior Secured Management, Inc.
1166 Avenue of the Americas, 27th Floor
New York, NY 10036
USA

Invesco Canada Ltd.
5140 Yonge Street
Suite 900
Toronto, ON, M2N 6X7

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                           INVESCO ADVISERS, INC.

                                           Adviser

                                           BY: /s/ Todd L. Spillane
                                               ---------------------------------
                                           NAME: Todd L. Spillane
                                           TITLE: Senior Vice President

INVESCO ASSET MANAGEMENT                 INVESCO ASSET MANAGEMENT
DEUTSCHLAND GMBH                         LIMITED

Sub-Adviser                              Sub-Adviser

By:                                      By:
   ----------------------------------       ------------------------------------

Name:                                    Name:
     --------------------------------          ---------------------------------

Title:                                   Title:
      -------------------------------          ---------------------------------

INVESCO ASSET MANAGEMENT                 INVESCO AUSTRALIA LIMITED
(JAPAN) LIMITED

Sub-Adviser                              Sub-Adviser

By:                                      By:
   ----------------------------------       ------------------------------------

Name:                                    Name:
     --------------------------------          ---------------------------------

Title:                                   Title:
      -------------------------------          ---------------------------------

INVESCO HONG KONG LIMITED                INVESCO SENIOR SECURED MANAGEMENT, INC.

Sub-Adviser                              Sub-Adviser

By:                                      By:
   ----------------------------------       ------------------------------------

Name:                                    Name:
     --------------------------------          ---------------------------------

Title:                                   Title:
      -------------------------------          ---------------------------------

INVESCO CANADA LTD.

Sub-Adviser

By:
   ----------------------------------

Name:
     --------------------------------

Title:
      -------------------------------